UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 7, 2010

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 7, 2010, the board of directors of Tandy Leather Factory, Inc. (the “Company”) approved and adopted a second amendment to the Company’s 2007 Director Non-Qualified Stock Option Plan (the “Plan”).  The Plan was adopted by the board of directors of the Company on March 22, 2007.  The stockholders of the Company ratified the Plan on May 22, 2007.  The Plan was initially amended by the board of directors on May 3, 2010.  The Plan authorizes the Company to grant to outside directors of the Company options to purchase up to 100,000 shares of the Company’s common stock, par value $0.0024 per share (“Common Stock”).

The second amendment to the Plan sets forth a new stock option grant schedule as follows: (i) on October 8, 2010, a stock option for 10,200 shares of Common Stock shall be granted to each individual who has served as an outside director of the Company or any subsidiary of the Company for at least six months as of that date; (ii) on May 28, 2010, a stock option for 3,000 shares of Common Stock shall be granted to each individual who is serving as an outside director of the Company or any subsidiary of the Company on that date; (iii) on March 22 of each calendar year thereafter, a stock option for 3,000 shares of Common Stock shall be granted to each individual who is serving as an outside director of the Company or any subsidiary of the Company on that date; and (iv) if an individual first becomes an outside director of the Company or any subsidiary of the Company within six months after March 22 of a year, such individual shall be granted a stock option for 3,000 shares of Common Stock immediately upon becoming an outside director.

On May 28, 2010, a stock option for 3,000 shares of Common Stock was granted to each individual who was serving as an outside director of the Company on such date pursuant to the Plan.  On August 10, 2010, a stock option for 3,000 shares of Common Stock was granted to one individual who became an outside director on that date pursuant to the Plan.  Except for these grants, no stock options had been granted under the Plan as of October 7, 2010.

The disclosure contained herein is intended merely as a summary of the material provisions relating to the second amendment of the Plan and does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, filed as Exhibit A to the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 18, 2007, the first amendment, filed as Exhibit 10.2 to Form 8-K, filed with the Securities and Exchange Commission on May 4, 2010, and the second amendment to the Plan filed as Exhibit 10.3 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this report and incorporated by reference herein:

Exhibit No.                      Description

10.1
2007 Director Non-Qualified Stock Option Plan, filed as Exhibit A to the Definitive Proxy Statement of the Company on Schedule 14A, filed with the Securities and Exchange Commission on April 18, 2007 and incorporated by reference herein.

10.2
First Amendment to 2007 Director Non-Qualified Stock Option Plan dated May 3, 2010, filed as Exhibit 10.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission on May 4, 2010 and incorporated by reference herein.

10.3	Second Amendment to 2007 Director Non-Qualified Stock Option Plan dated October 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: October 12, 2010	BY: /s/ Shannon L. Greene
Chief Financial Officer & Treasurer